Exhibit 10.2

APTARGROUP

Supplementary Pension Plan — France

Plan Provisions

August 24, 2001

In this translation an attempt has been made to be as literal as possible without jeopardizing the overall continuity. Inevitably, differences may occur in translation, and if so, the French plan provisions will take precedence over this document

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Summary

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APTARGROUP	1

ARTICLE 1 – INTRODUCTION

The AptarGroup Supplementary Pension Plan – France is designed to provide AptarGroup’s employees as defined in the Article 2.c with supplementary benefits at retirement.

The mandatory pension plan applies to all employees who fulfill the Article 2.c definition and who are employees of the joining companies (listed in Appendix).

Any French company of AptarGroup will be able to join this plan as soon as their request will be accepted by AptarGroup. Any joining to this plan will be the subject of an amendment to the present plan.

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APTARGROUP	2

ARTICLE 2 – DEFINITIONS

2.a – Company

Any AptarGroup’s French subsidiary joining the pension plan and listed in Appendix.

2.b – Pension Plan

The AptarGroup Supplementary Pension Plan — France as described by the current provisions.

2.c – Participant

Any employee of the Company who is or has been a member of the Company’s « Comité de Direction » for at least 3 years and has/had a salary pay classification of 880 with reference to the « Convention Collective de la Plasturgie ».

If the employee is no more a member of the Company’s « Comité de Direction », he must count at least 10 years as a member of the “Comité de Direction” and still be employed in a similar function inside the Company at date of leaving the Company.

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APTARGROUP	3

2.d – Pensionable Service :

The completed years and months of professional activity with the Company or any AptarGroup’s subsidiary (either French or foreign subsidiary), plus any assimilated period as mentioned in the working contract. Any sickness period, maternity leave or expatriation period in any AptarGroup Subsidiary will be taken into account in the Pensionable Service. However sabbatical period will not be considered as Pensionable Service.

2.e – Monthly Pay

Monthly pay includes :

■	Base pay

■	Regular premiums (« Primes de vacances », « Primes de fin d’année », 13th month)

■	Regular expatriation premiums paid for temporary stays abroad (some days per year) are included in monthly pay

Monthly pay does not include :

■	Any severance or termination payments

■	« Participation » or « Intéressement » premiums

■	Fringe benefits

■	Car allowance

■	Collective expatriation premiums

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APTARGROUP	4

2.f – Pensionable Salary

Sum of :

■	Annual average of Monthly Pay paid by the Company and received over the last 60 months preceding date of leaving the Company.

In case of sickness period during the last 60 months, theoretical Monthly Pay will be considered.

If service with the Company is less than 60 months, the average will be computed over the number of Monthly Pay received.

And

■	Average of the 5 last annual performance bonuses paid by the Company and received over the last 60 months preceding date of leaving the Company. If less than 5 annual bonuses have been received over the last 60 months, the average will be computed over the number of bonuses paid.

In case the participant was expatriated over part of the last 60 months, Pensionable Salary will include Monthly Pay and Bonus paid during this period only if this participant was still on the payroll of the Company (“détachement”) and was contributing to French Social Security schemes.

For the calculation of the Pensionable Salary, all monthly payments and bonuses received during the preceding years will be increased according to Social Security pension adjustments during such period.

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APTARGROUP	5

2.g – Pensions from External Schemes

■	Any French or foreign basic Social Security pension (from salaried or non salaried schemes).

■	Any French complementary pension or pension from foreign schemes sponsored by a company (mandatory or facultative schemes).

■	Any supplementary pension received from any previous employer.

Pension considered will include bonuses granted for children raised as provided by the legislation on Social Security and complementary retirement programs.

Retirement, termination or severance indemnity will not be considered.

Pensions from External Schemes do not include pensions defined as Offset Benefit (see Article 2.h.)

2.h – Offset Benefits

Any supplementary pension received by the Participant due to his activity within AptarGroup or the Company and for the part of this pension which has been financed by AptarGroup or the Company.

2.i – Surviving Spouse

Means the legal and non remarried Spouse of the deceased Participant. Is also considered as Surviving Spouse any separated or divorced and non-remarried spouse of the Participants. It is precised that to qualify as a surviving spouse, the marriage (even if dissolved by a divorce) must have been celebrated at least 2 years before death.

2.j – Normal Retirement Age

When the Participant reaches age 65.

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APTARGROUP	6

2.k – Supplementary Pension

Means the pension paid according to the current Pension Plan provisions.

2.l – Disability

A participant is considered as disable by the current Plan provisions if he receives, due to his health state :

■	Either a disability pension of 2nd or 3rd class from the French Social Security,

■	Or, a disability pension consecutive to an industrial injury rated at least 66% by application of this specific legislation.

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APTARGROUP	7

ARTICLE 3 – BENEFITS ON RETIREMENT

3.a – Eligibility Conditions

The Participant as defined in the Article 2.c who leaves the Company to retire will receive a supplemental pension if, at date of leaving the Company, the following conditions are met :

■	Works for the Company

■	Is aged 60 or over

■	Is currently receiving French Social Security and complementary schemes pensions

■	Has a Pensionable Service of at least 15 years with any AptarGroup subsidiary (see 2.d.).

3.b – Supplementary Pension Amount

■	As at the date of leaving the Company to retire, the Supplementary Pension is equal to 10% of his/her Pensionable Salary as defined in the Article 2.f.

■	From this pension, will be deducted any pension benefits which are defined as an Offset in the Article 2.h. If the Offset Benefits exceed the pension amount determined in the preceding paragraph, no benefits will be payable under this plan.

In case that at date of retirement the participant does not still benefit from his Offset Benefit pensions, the amount of pension considered will be the best estimate of the pension which would have been payable at that date.

■	Maximum benefit payable :

In any case, the total amount of pension benefit received from this Supplementary Pension Plan, from the Offset Benefits and from External Schemes cannot exceed 55% of Pensionable Salary. When the total amount of pension benefit exceeds 55% of Pensionable Salary, the Supplementary Pension amount defined in the preceding 2 paragraphs will be reduced accordingly.

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APTARGROUP	8

In case that at date of retirement, the Participant delays the payment of some External Schemes pensions (except French Social Security and ARRCO/AGIRC pensions), the amount of pension considered will be the best estimate of the pensions which would have been payable at that date.

■	Early retirement reduction factor.

As the normal retirement age is defined as at age 65 (cf. Article 2.j), the Supplementary Pension defined in the preceding 3 paragraphs will be reduced in case of retirement before age 65. The early retirement reduction factor applicable is 0.6 % per complete quarter missing to age 65. Any fractional quarter will be rounded to the nearest.

3.c – Supplementary Pension Payment

The Supplementary Pension is a lifetime pension payable quarterly in arrears.

• The first pension payment occurs at first day of the civil month following retirement date. This first quarterly payment will be prorated if the period between retirement date and first payment is less than 3 months. The last payment occurs at Participant’s death and last quarterly payment will be prorated accordingly.

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APTARGROUP	9

ARTICLE 4 – TERMINATION OF EMPLOYMENT BEFORE RETIREMENT

In case of termination of employment before retirement for resignation, dismissal or death, no benefit will be payable from the supplementary plan.

However, in case that the Participant is either dismissed after age 55 at the Company initiative or become disable, he will be able to keep his rights according to the following paragraphs.

4.a. Termination after age 55 at the Company initiative

1. – Eligibility Conditions

The Participant as defined in the Article 2.c will keep the entitlement to a differed Supplementary Pension, if as at date of leaving the Company the following conditions are met:

■	Works for the Company

■	Is aged 55 or over

■	Leaves the Company at employer’s initiative

■	Has a Pensionable Service of at least 10 years with any AptarGroup subsidiary (see 2.d.)

■	Does not have any salaried activity after leaving the Company

In case of death of the Participant before retirement date, no benefit will be paid according to this Article.

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APTARGROUP	10

2. – Supplementary Pension Amount

The Supplementary Pension will be calculated as defined in the Article 3. With respect to this calculation, the following will be considered:

■	The Pensionable Salary and the 10% Supplementary Pension will be calculated as at date of leaving the Company.

■	The 10% Supplementary Pension will then be increased according to Social Security pension adjustments between date of leaving and date of retirement.

■	Calculation of the Offset Benefit, the maximum pension and the early retirement reduction factors will take place as at retirement date. Any pension rights accrued after leaving the Company (either granted by the French unemployment scheme or paid by the Company during a compensated pre-retirement period) will be taken into account in the Pensions from External Schemes.

3. – Supplementary Pension Payment

The Supplementary Pension is a lifetime pension payable quarterly in arrears.

The first pension payment occurs at first day of the civil month which follows the retirement date which cannot occur before age 60 and before receiving French Social Security, ARRCO and AGIRC pensions.

The first quarterly payment may be prorated if the period between retirement date and first payment is less than 3 months.

The last payment occurs at Participant’s death and last quarterly payment will be prorated accordingly.

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APTARGROUP	11

4.b. Disability

1. – Eligibility conditions

The participant as defined in Article 2.c. will keep the entitlement to a differed supplementary pension if as at date of leaving the Company, the following conditions are met :

■	Works for the Company,

■	Has a pensionable service of at least 10 years with any AptarGroup subsidiary (see 2.d.)

■	His disability is recognized either by Industrial Injury legislation or by the French Social Security as defined in Article 2.l.

In case of recovery allowing the participant to work for the Company, no benefit will be paid according to this Article 4.b.

In case the participant has any professional salaried activity outside the Company, no benefit will be paid according to the current Pension Plan.

In case of death of the Participant before retirement date, no benefit will be paid according to this Article.

2. – Supplementary Pension Amount

The Supplementary Pension will be calculated as defined in the Article 3. With respect to this calculation, the following will be considered:

■	The Pensionable Salary and the 10% Supplementary Pension will be calculated as at date of leaving the Company.

■	The 10% Supplementary Pension will then be increased according to Social Security pension adjustments between date of recognition of the disability state and date of retirement.

■	Calculation of the Offset Benefit, the maximum pension and the early retirement reduction factors will take place as at retirement date. Any pension rights accrued after leaving the Company (granted due to Social Security, ARRCO and AGIRC legislation on disability compensation) will be taken into account in the Pensions from External Schemes.

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APTARGROUP	12

3. – Supplementary Pension Payment

The differed Supplementary Pension is a lifetime pension payable quarterly in arrears.

The first pension payment occurs at first day of the civil month which follows the disability state recognition but can not occur before age 60 and before receiving French Social Security, ARRCO and AGIRC pensions.

The first quarterly payment may be prorated if the period between retirement date and first payment is less than 3 months.

The last payment occurs Participant’s death. and last quarterly payment will be prorated accordingly.

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APTARGROUP	13

ARTICLE 5 – DEATH AFTER RETIREMENT

5.a – Eligibility Conditions

■	In case of death of a retired Participant receiving a supplemental pension as defined in the Article 3 or in the Article 4, his/her Surviving Spouse will receive a reversionary pension calculated as defined below.

■	In case that there is no Surviving Spouse at death of the retired Participant, no benefit will be payable according to this Article.

■	In case of death of a participant

—	Before retirement date,

—	Between date of leaving the Company and date of retirement according to Article 4.a.,

—	Between date of disability state recognition and date of retirement according to Article 4.b.,

no benefits will be paid according to this Article.

5.b – Amount of the Supplementary Spouse Pension

■	The supplementary Spouse Pension equals 60% of the Supplementary Pension the retired Participant was receiving as at date of his/her death.

■	The above determined Spouse Pension amount will be shared between the Surviving Spouses as defined in Article 2.i. Each Spouse benefit is prorated based on the length of each marriage.

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APTARGROUP	14

5.c – Payment of the Supplementary Spouse Pension

■	The Supplementary Spouse Pension is a lifetime pension payable quarterly in arrears. First payment occurs at the end of the civil quarter following the retired Participant’s death.

■	The first payment occurs at the earliest of the 60th anniversary of the Spouse.

■	In case that the date of 60th anniversary of the Spouse occurs later than the retired Participant’s death, the Spouse benefit will be revalued as the retired Participant’s Pension would have been adjusted for the period between his/her death and the 60th anniversary of the Spouse.

■	In case the Spouse remarries during the payment of the Supplementary Spouse’s Pension, the payment will cease immediately and last quarterly payment will be prorated accordingly.

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APTARGROUP	15

ARTICLE 6 – ADJUSTMENT OF PENSION PAYMENT

The Supplementary Pension or Spouse Pension in payment will be adjusted each year as of January 1st, according to adjustment of the French Social Security pensions.

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APTARGROUP	16

ARTICLE 7 : AMENDMENT AND TERMINATION OF THE PLAN

This plan is set up for an unlimited time period.

However, plan provisions may be reviewed at the AptarGroup’s sole discretion in light of changes for example to existing retirement or social legislation or in case of some economic difficulties.

However, in case of amendment or termination of the plan any pension in payment as defined in Article 3 or 6 or to be paid according to Article 4, will continue to be paid in the conditions defined in this plan provisions.

The plan takes effect as of January 1st, 2001 and will apply to any Participant in activity within AptarGroup at that date and whose retirement takes place later..

Mr SIEBEL

Function: President

Signature ..............

Date : 21 December 2001

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APTARGROUP	17

APPENDIX – MEMBERS COMPANIES (AS AMENDED)

Valois S.A.	From 1 July 2001

AptarGroup SA	From 1 July 2001

Seaquist Perfect Dispensing SAS	From 1 January 2003

Seaquist General Plastics SAS	From 1 April 2003

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